SECURITIES AND EXCHANGE COMMISSION
                 WASHINGTON, DC 20549



                       FORM 8-K

                    CURRENT REPORT
        PURSUANT TO SECTION 13 OR 15(d) OF THE
            SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  March 28, 2000

            OPHIDIAN PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

   Delaware                   001-13835           39-1661164
   (State, or other           (Commission         (IRS Employer
   jurisdiction of            File Number)        Identification No.)
   incorporation)


  5445 East Cheryl Parkway, Madison, Wisconsin  53711
       (Address of principal executive offices)


Registrant's telephone number, including area code:  (608) 271-0878


Item 2.        Acquisition or Disposition of Assets.

On November 16, 2000, the Ophidian Pharmaceuticals,
Inc. (the "Company") completed the sale of substantially all of its assets to Promega Corporation.
The sale took place pursuant to a previously announced
Asset Purchase Agreement dated as of September 1, 2000, by and between the parties. At closing, the Company received $1,148,745.12 in cash, representing the agreed cash price of $1,250,000 less certain allowable, closing date adjustments. In addition, Promega delivered to the Company a promissory note in the original principal amount of $170,000, representing the balance of the purchase price and payable in full with accrued interest on or before January 29, 2001.

Item 5.        Other Events.

On November 9, 2000, the Company issued the press release attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 7.        Financial Statements, Pro Forma
               Financial Information and Exhibits.

     (a)  Financial Statements of Businesses Acquired.
          Not applicable.

     (b)  Pro Forma Financial Information.  The
          Company's Unaudited Pro Forma Balance Sheet dated June 30, 2000, and the Company's
          Unaudited Pro Forma Statement of Operations for the Nine Months Ended June 30, 2000, and the accompanying Notes to Pro Forma Financial
          Statements are incorporated herein by
          reference to pages 26-29 of the Proxy
          Statement filed on Schedule 14A on
          October 10, 2000 (File No. 001-13835).

     (c) Exhibits. The following exhibits are filed as a part of this report:

          Exhibit Number         Description of Exhibit

          2.1  Asset Purchase Agreement dated as of
               September 1, 2000, by and between
               Ophidian Pharmaceuticals, Inc. and
               Promega Corporation.  Incorporated by
               reference to Exhibit A to the Company's
               Proxy Statement filed on Schedule 14A on
               October 10, 2000 (File No. 001-13835).

          2.2  Plan of Dissolution and Liquidation.
               Incorporated by reference to Exhibit B
               to the Company's Proxy Statement filed
               on Schedule 14A on October 10, 2000
               (File No. 001-13835).

          99.1 Press release issued November 9, 2000.


                       SIGNATURE

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   OPHIDIAN PHARMACEUTICALS, INC.



Date:  December 1, 2000            /s/ Susan P. Maynard
                                   -----------------------------
                                   Susan P. Maynard
                                   Secretary

                     EXHIBIT INDEX

     Exhibit No.    Description

     2.1            Asset Purchase Agreement dated as
                    of September 1, 2000, by and
                    between Ophidian Pharmaceuticals,
                    Inc. and Promega Corporation.
                    Incorporated by reference to
                    Exhibit A to the Company's Proxy
                    Statement filed on Schedule 14A on
                    October 10, 2000 (File No. 001-13835).

     2.2            Plan of Dissolution and
                    Liquidation.  Incorporated by
                    reference to Exhibit B to the
                    Company's Proxy Statement filed on
                    Schedule 14A on October 10, 2000
                    (File No. 001-13835).

     99.1           Press release issued November 9, 2000.